UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2011.

Duckwall-ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage
Abilene, Kansas 67410-2832
 (Address of principal executive offices) (Zip Code)

(785) 263-3350
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2011, the Compensation Committee of the Board of Directors of Duckwall-ALCO Stores, Inc. (the "Company") met and approved a new comprehensive Independent Director Compensation Policy (the "Policy") effective immediately upon its adoption by the Compensation Committee. The Policy shall replace in its entirety any and all outstanding independent director compensation policies that the Company may have in effect. The Policy is attached hereto as Exhibit 99.1, as set forth below in Item 9.01, and incorporated herein by reference.

In addition to approving the Policy, the Company's Compensation Committee made and adopted the following resolutions effective June 21, 2011:

•
The Compensation Committee shall not authorize or approve any new employment agreements between the Company and any Company employee that have any of the following provisions: (1) single-trigger change in control provisions; (2) evergreen provisions; or (3) tax gross-up provisions (collectively, these provisions are the "Prohibited Provisions");

•
The Compensation Committee shall use its best efforts to renegotiate any current employment agreement between the Company and any Company employee that has Prohibited Provisions to amend such employment agreement to delete such Prohibited Provisions within the next six months; and

•
Based upon the recommendation of Richard E. Wilson, the Company's President-Chief Executive Officer, the Compensation Committee shall offer to award stock options to certain employees (as discussed further below) that are contingent upon either (1) their execution of the Company's current form of nondisclosure and noncompetition agreement; or (2) such employees entering into a new form of employment agreement which does not include any of the Prohibited Provisions within six months the offer of said stock options.

The Compensation Committee shall offer the following executive officers the following stock option award amounts contingent upon their execution of a new employment agreement that does not contain any Prohibited Provisions:

Employee	Amount of Stock Options Offered
Tom L. Canfield, Jr.	7,500
Wayne S. Peterson	7,500
Edmond C. Beaith	7,500

The Compensation Committee shall also offer stock option awards to certain other non-executive officer employees upon the contingency that either (1) such employees enter into a form of nondisclosure and noncompetition agreement with the Company; or (2) such employees enter into a new form of employment agreement, neither which includes any of the Prohibited Provisions, within six months of the offer of said stock options.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2011, the Board of Directors (the “Board”) of  the Company approved and adopted the Amended and Restated Bylaws of the Company (the “New Bylaws”), which became effective immediately upon their adoption by the Board.  The New Bylaws amend and restate the Company’s former bylaws (the “Former Bylaws”) in their entirety.  The New Bylaws substantially revise many provisions of the Former Bylaws and also include new provisions to reflect the current practices of public companies.

The following is a summary of certain provisions of the New Bylaws and certain differences between the New Bylaws and the Former Bylaws:

•
Special Meetings: The New Bylaws provide that special meetings of stockholders of the Company may be called at any time by the chairman of the Board, by a majority of the Board, by the chief executive officer of the Company, or by the president of the Company.  Unlike the Former Bylaws, which allowed special meetings to be called upon request of holders of 20% of the Company’s outstanding common stock, the New Bylaws do not permit stockholders to call special meetings.

•
Dual Record Dates: The New Bylaws permit the Board to adopt separate record dates for those stockholders entitled to notice of any meeting of stockholders and those stockholders entitled to vote at such meeting.  The Former Bylaws required both record dates to be the same.

•
Advance Notice Provisions: The New Bylaws require that a stockholder provide advance notice and comply with specific procedural requirements in order to submit a director nominee or a proposal to the Board.  The Former Bylaws did not require such advance notice or contain any such procedural requirements.

•
Plurality Voting: The New Bylaws provide that directors must only receive a plurality of the votes cast to be elected to the Board.  The Former Bylaws did not specify a voting standard for the election of directors.

•
Number of Directors: The New Bylaws do not restrict the number of directors serving on the Board.  Instead, the New Bylaws provide that the Board will fix the number of directors serving on the Board and such number of directors may be increased or decreased from time to time by a resolution of the Board.  The Former Bylaws restricted the number of directors to a minimum of five directors and a maximum of seven directors.

•
Indemnification of Employees and Agents: The New Bylaws permit the Company to indemnify the Company’s employees or agents upon approval by the Board.  The Former Bylaws did not expressly permit the Company to indemnify its employees or agents.

•
Indemnification Procedures: The New Bylaws provide detailed procedures for determining an individual’s entitlement to indemnification by the Company.  The Former Bylaws did not contain any such procedures.

•
Advancement of Expenses: The New Bylaws require the Company to pay in advance litigation and other expenses incurred by an individual who is entitled to indemnification.  The Former Bylaws did not contain any such requirement.

•	Chief Executive Officer Powers: The New Bylaws outline the powers of the chief executive officer of the Company. The Former Bylaws did not address the chief executive officer’s powers.

•
Uncertificated Shares: The New Bylaws permit the Company to issue uncertificated shares to stockholders of the Company if the Board adopts a resolution authorizing the issuance of uncertificated shares, provided that any stockholder of the Company has the right to request to receive a certificate.  The Former Bylaws did not allow for the issuance of any uncertificated shares and instead required the Company to issue certificates to each stockholder of the Company.

•
Inspection of Books and Records: The New Bylaws provide that any stockholder who requests to review the Company’s books and records must have a proper purpose and must comply with certain procedural requirements.  The Former Bylaws provided that the Board was responsible for determining whether, to what extent, and the conditions upon which the Company’s books and records would be open to inspection by the Company’s stockholders.

•
Notice of Meetings: The New Bylaws provide that the Company must send notices of stockholder meetings to each stockholder no more than 60 days nor less than 10 days prior to the meeting date.  The Former Bylaws required such notices to be sent no more than 50 days nor more than 10 days prior to the meeting date.

•
Amendments to Bylaws: The New Bylaws provide that amendments to the New Bylaws may be effected either by action of the Board or the Company’s stockholders.  The Former Bylaws merely stated that amendments thereto could be effected in the manner provided for by the Company’s articles of incorporation.

•
Director and officer insurance: The New Bylaws require the Company to purchase and maintain director and officer liability insurance on behalf of any person who is or was a director or officer of the Company, or who while a director or officer of the Company is or was serving at the request of the Company as a director, officer, employee, trustee or agent of another entity.  The Former Bylaws did not contain any such requirement.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the New Bylaws, a copy of which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Items 5.02 and 5.03 is incorporated herein by reference, in its entirety, into this Item 7.01.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description
99.1	Independent Director Compensation Policy approved June 21, 2011
99.2	Amended and Restated Bylaws of the Company dated June 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2011	DUCKWALL-ALCO STORES, INC. By: /s/ Richard E. Wilson Richard E. Wilson President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Independent Director Compensation Policy approved June 21, 2011
99.2	Amended and Restated Bylaws of the Company dated June 21, 2011